Page 13 of 16 Pages


                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of ARTRA Group Incorporated dated as of April 20, 1999 is, and any amendments thereto (including amendments on Schedule
13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  April 20, 1999            WHITE ROCK CAPITAL PARTNERS, L.P.


                                 By:  White Rock Capital Management, L.P.
                                      Its General Partner


                                      By: White Rock Capital, Inc.
                                          Its General Partner


                                          By:     /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact


Date:  April 20, 1999            WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                 By:  White Rock Capital Inc.
                                      Its General Partner


                                       By: /S/ PAULA STOREY
                                           -------------------------------------
                                           Paula Storey
                                           Attorney-in-Fact

Date:  April 20, 1999            WHITE ROCK CAPITAL, INC.


                                 By:   /S/ PAULA STOREY
                                       -----------------------------------------
                                       Paula Storey
                                       Attorney-in-Fact


Date:  April 20, 1999            THOMAS U. BARTON


                                 By:   /S/ PAULA STOREY
                                       -----------------------------------------
                                       Paula Storey
                                       Attorney-in-Fact


Date:  April 20, 1999            JOSEPH U. BARTON


                                 By:   /S/ PAULA STOREY
                                       -----------------------------------------
                                       Paula Storey
                                       Attorney-in-Fact